Exhibit 10a.

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (the “First Amendment”) dated as of June 21, 2013, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (the “Credit Agreement”) dated as of September 29, 2011, among BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation (the “Company”), the BORROWING SUBSIDIARIES (as defined in the Credit Agreement), the lenders party thereto (the “Lenders”), certain Agents, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, “JPMCB”), and CITIBANK, N.A., as Administrative Agent (in such capacity, “CBNA”; JPMCB and CBNA are referred to herein individually as an “Administrative Agent” and collectively as the “Administrative Agents”) and as competitive advance facility agent.

W I T N E S S E T H:

WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended as set forth herein;

NOW, THEREFORE, it is agreed:

SECTION 1.    Defined Terms

Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2.    Amendment to the Credit Agreement

The Credit Agreement shall be amended as of the First Amendment Effective Date (as defined below) as follows:

(a)    The recital to the Credit Agreement is hereby amended by deleting the phrase “, including commercial paper backup and repurchase of shares.”

(b)    Section 2.5 (Extension of Maturity Date) of the Credit Agreement is hereby amended by adding the following sentence at the end of Section 2.5(a):

Notwithstanding the foregoing, with respect to the anniversary of the Effective Date occurring on September 29, 2013, the Borrower may submit an Extension Letter on or prior to June 21, 2013 requesting an extension of the Maturity Date to September 29, 2017 in lieu of submitting such Extension Request during the period referred to above.

SECTION 3.    Conditions to Effectiveness of the First Amendment

This First Amendment shall become effective on the date on which each of the following conditions precedent have been satisfied or waived (the “First Amendment Effective Date”):

(a)    CBNA (or its counsel) shall have received from the Company and the Required Lenders either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to CBNA (which may include email or telecopy transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment.

(b)    The Administrative Agents shall have received, to the extent invoiced not less than two Business Days before the First Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company under Section 8.5 of the Credit Agreement.

CBNA shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4.    Effects on Loan Documents

This First Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. From and after the First Amendment Effective Date, all references to the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement as amended by this First Amendment. Except as expressly amended by this First Amendment, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

SECTION 5.    Miscellaneous

(a)    The Company represents and warrants to the Lenders and the Administrative Agents that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

(b)    This Amendment may be executed in multiple counterparts, each of which shall constitute an original but all of which taken together shall constitute but one contract. A counterpart hereof, or signature page hereto, delivered to the Administrative Agent by facsimile or e-mail shall be effective as delivery of an original manually-signed counterpart.

(c)    The provisions of Sections 8.5, 8.11, 8.13 and 8.14 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

SECTION 6.    Applicable Law

THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY
By: /s/ Jeffrey Galik Name: Jeffrey Galik Title: Senior Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent and as a Lender
By: /s/ Maureen P. Maroney Name: Maureen P. Maroney Title: Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By: /s/ William Clark Name: William Clark Title: Managing Director

BANK OF AMERICA, N.A.
By: /s/ Robert LaPorte Name: Robert LaPorte Title: Vice President

BNP Paribas
By: /s/ Michael Hoffman Name: Michael Hoffman Title: Vice President By: /s/ Andrea Sanger Name: Andrea Sanger Title: Vice President

ROYAL BANK OF SCOTLAND PLC
By: /s/ William McGinty Name: William McGinty Title: Director

BARCLAYS BANK PLC, as a lender
By: /s/ Alicia Borys Name: Alicia Borys Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
By: /s/ Ming K. Chu Name: Ming K. Chu Title: Vice President By: /s/ Virginia Cosenza Name: Ming K. Chu Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By: /s/ Mikhail Faybusovich Name: Mikhail Faybusovich Title: Authorized Signatory By: /s/ Tyler R. Smith Name: Tyler R. Smith Title: Authorized Signatory

Goldman Sachs Bank USA
By: /s/ Mark Walton Name: Mark Walton Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.
By: /s/ Kelly Chin Name: Kelly Chin Title: Authorized Signatory

The Bank of Tokyo-Mitsubishi UFJ. Ltd.
By: /s/ Jaime Sussman Name: Jaime Sussman Title: VP

HSBC Bank USA, National Association
By: /s/ Thomas A. Foley Name: Thomas A. Foley Title: Managing Director

Wells Fargo Bank, N.A.
By: /s/ Monique Gasque Name: Monique Gasque Title: Vice President

THE BANK OF NEW YORK MELLON
By: /s/ Clifford A. Mull Name: Clifford A. Mull Title: First Vice President

THE NORTHERN TRUST COMPANY
By: /s/ Dan Boote Name: Dan Boote Title: Senior Vice President

SOVEREIGN BANK, N.A.
By: /s/ William Maag Name: William Maag Title: Senior Vice President